BROWN ADVISORY FUNDS

Brown Advisory Growth Equity Fund
Brown Advisory Flexible Equity Fund
Brown Advisory Sustainable Growth Fund
Brown Advisory Mid-Cap Growth Fund
Brown Advisory Small-Cap Growth Fund
Brown Advisory Small-Cap Fundamental Value Fund
Brown Advisory Sustainable Small-Cap Core Fund
Brown Advisory Sustainable Value Fund
Brown Advisory Global Leaders Fund
Brown Advisory Sustainable International Leaders Fund
Brown Advisory Intermediate Income Fund
Brown Advisory Sustainable Bond Fund
Brown Advisory Maryland Bond Fund
Brown Advisory Tax-Exempt Bond Fund
Brown Advisory Tax-Exempt Sustainable Bond Fund
Brown Advisory Mortgage Securities Fund
Brown Advisory − WMC Strategic European Equity Fund
Brown Advisory Emerging Markets Select Fund
Brown Advisory – Beutel Goodman Large-Cap Value Fund
Brown Advisory − WMC Japan Equity Fund
(collectively, the “Funds”)

Supplement dated December 13, 2024
to the Statement of Additional Information dated October 31, 2024

The Board of Trustees (the “Board”) of the Brown Advisory Funds (the “Trust”), has recently taken certain action with respect to the Board’s membership as follows:

1.
Effective December 31, 2024, Kyle Prechtl Legg will retire from her position on the Board and, accordingly, all references regarding Ms. Legg are deemed to be deleted from the SAI effective as of that date.

2.	Following a special meeting of shareholders of the Funds held on December 13, 2024, Mr. Darrell N. Braman was elected to serve as a member of the Board effective as of December 31, 2024.

Accordingly, the table in the section entitled “Management – Trustees and Executive Officers” is amended by adding the following:

Name, Address And Age	Position with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Relevant Experience	Number of Portfolios in Fund Complex[2] Overseen by Trustee	Other Directorships Held During the Past 5 Years
Independent Trustee of the Trust
Darrell N. Braman Age: 61 c/o Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Trustee	Indefinite Term; Since December 2024	Adjunct Professor of Law, University of Maryland Francis King Carey School of Law (law school); (since 2021); Formerly, Vice President and Managing Counsel, T. Rowe Price Associates, Inc. (investment management firm) (1994 to 2021)	20	None
1.	Each Trustee holds office for an indefinite term.
2.	The “Fund Complex” consists of the Trust, which has twenty portfolios.
3.
The section entitled “Management – Trustees and Executive Officers – Additional Information Concerning the Board of Trustees – Information about Each Trustee’s Qualification, Experience, Attributes or Skills” is amended by adding the following:

Mr. Braman. Mr. Braman worked for over 25 years as a senior legal executive with T. Rowe Price Associates, Inc., a publicly-traded investment management firm, where he served from 1994 until 2021 and he held the position of Vice President and Managing Counsel. During his tenure with the firm, he focused on legal, regulatory and compliance matters and he served as the Secretary to the T. Rowe Price Funds and he was the principal liaison with the fund group’s board. Mr. Braman was also actively involved with the Investment Company Institute, the primary trade association for the mutual fund industry, where he served as the Chair of the organization’s SEC Rules Committee, and he has also served on various mutual fund industry task forces related to the SEC’s asset management regulatory agenda. Prior to joining T. Rowe Price Associates, Mr. Braman served as a Special Counsel with the U.S. Securities & Exchange Commission from 1989 to 1994. Mr. Braman currently serves as Adjunct Professor of Law at the University of Maryland Francis King Carey School of Law where he teaches courses on business associations, corporate finance and securities regulation. The Board believes Mr. Braman’s experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that he possesses the requisite skills and attributes as a Trustee to carry out oversight responsibilities with respect to the Trust.

Mr. Braman has been added as a member of the Board’s Audit Committee, Compliance Oversight Committee, Nominating and Corporate Governance Committee, and Valuation Committee.

4.	The section entitled “Management – Trustee Ownership of Fund Shares and Other Interests” is amended by adding the following:

As of November 7, 2024, neither Mr. Braman, nor members of his immediate family, owned securities beneficially or of record in the Funds or in the Adviser, the Sub-Advisers, the Funds’ principal underwriter, or any of their affiliates.

If you have any questions, please call the Funds at 1-800-540-6807 (toll free) or 414-203-9064.

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Investors should retain this supplement for future reference